THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated effective as of the Third Amendment Date (as defined herein) and is executed by and among CALUMET SPECIALTY PRODUCTS PARTNERS, L.P., a Delaware limited partnership ("MLP Parent"), each of the Subsidiaries of MLP Parent listed as a "Borrower" on the signature pages hereto (together with MLP Parent, collectively the "Borrowers" and each individually a "Borrower"), the Lenders party hereto (which Lenders constitute at least Required Lenders), and BANK OF AMERICA, N.A., a national banking association, as agent for Lenders ("Agent").

R E C I T A L S:

A.    Borrowers, Guarantors (if any), Lenders and Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of July 14, 2014, as previously amended by that certain (i) First Amendment to Second Amended and Restated Credit Agreement dated as of December 4, 2015, and (ii) Second Amendment to Second Amended and Restated Credit Agreement dated as of April 20, 2016 (as amended or otherwise modified from time to time, the "Credit Agreement").

B.    Borrowers, Guarantors (if any), Required Lenders and Agent desire to amend the Credit Agreement to, among other things, allow for (subject to the terms and conditions contained in this Amendment) (i) certain supply and offtake transactions (A) between Calumet Montana (as defined herein; which entity is a Borrower, an Obligor and a Restricted Subsidiary) and Macquarie (as defined herein), (B) between Calumet Shreveport Fuels (as defined herein; which entity is a Borrower, an Obligor and a Restricted Subsidiary) and Macquarie, and (C) between Calumet Shreveport Lubricants (as defined herein; which entity is a Borrower, an Obligor and a Restricted Subsidiary) and Macquarie, including the sale of certain Hydrocarbon Inventory of such Calumet Supply and Offtake Subsidiary to Macquarie and the financing of certain Hydrocarbon Inventory of such Calumet Supply and Offtake Subsidiary by Macquarie, and (ii) other matters relating to such supply and offtake transactions.

NOW, THEREFORE, for good and valuable consideration hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.	DEFINITIONS

Section 1.1Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Credit Agreement as amended hereby.

SECTION 2.	AMENDMENTS TO THE CREDIT AGREEMENT

Section 2.1Amendments to Section 1.1 of the Credit Agreement.

(a)Addition of Defined Term "Approved Supply and Offtake Locations" and Definition Thereof. The following new defined term and its definition are hereby added to Section 1.1 of the Credit Agreement, which defined term shall appear in alphabetical order in Section 1.1 and which defined term and related definition shall read in their entirety as follows:

"Approved Supply and Offtake Locations" - (a) with respect to Calumet Montana, (i) the refinery located at 1 Watson Lane, Great Falls, Montana 59404 owned and operated by Calumet Montana (the "Calumet Montana Refinery"), (ii) Calumet Montana's terminals and storage facilities located at (A) 3225 E. Lincoln Road, Spokane, Washington 99217 (whether or not owned and operated by Holly Energy Partners - Operating, L.P.), and (B) 205 Emerald Road, Tooele, Utah 84074, (iii) the Bootlegger Pipeline (whether or not owned and operated by Calumet Montana) connecting into the Front Range Pipeline near the vicinity of the Calumet Montana Refinery, (iv) the "Virtual Tanks" at the Calumet Montana Refinery, (v) processing units, internal pipe systems and loading racks located at the Calumet Montana Refinery, (vi) in transit from the Calumet Montana Refinery to the above described terminalling and storage facility located in Spokane, Washington, including via railcars operated by BNSF Railway Company, American Railcar Leasing LLC or any other transportation entity or via any other mode of transport, (vii) in transit from the Calumet Montana Refinery to that certain terminalling and storage facility located at 205 Emerald Road, Tooele, Utah 84074, including via railcars and trucks operated by BNSF Railway Company, American Railcar Leasing LLC or any other transportation entity or via any other mode of transport, and (viii) the Front Range Pipeline (whether or not owned and operated by Front Range Pipeline, LLC) starting at the international boundary between the United States and Canada and ending at a connection point with the Bootlegger Pipeline located near the vicinity of the Calumet Montana Refinery;
(b)    with respect to Calumet Shreveport Fuels and Calumet Shreveport Lubricants, (i) the refinery located at 3333 Midway Avenue, Shreveport, Louisiana 71109 owned and operated by Calumet Shreveport Fuels and/or Calumet Shreveport Lubricants, (ii) the terminal of Calumet Shreveport Fuels and/or Calumet Shreveport Lubricants located at 4731 Viking Drive, Bossier City, Louisiana 71111, (ii) the storage facility of Calumet Shreveport Fuels and/or Calumet Shreveport Lubricants known as Brown Station and located at 5300 Enron Road, Shreveport, Louisiana 71118, and (iii) in transit to or from any of the foregoing locations; and
(c)    from time to time at the request of any Calumet Supply and Offtake Subsidiary, any other location of such Calumet Supply and Offtake Subsidiary which is expressly approved in writing by Agent as constituting an "Approved Supply and Offtake Location" for such Supply and Offtake Subsidiary.
(b)Amendment to the Definition of the Term "Borrowing Base". The definition of the term "Borrowing Base" in Section 1.1 of the Credit Agreement is hereby amended by adding the following sentence to the end of such definition:

Notwithstanding anything to the contrary contained in this definition or elsewhere in this Agreement, in no event shall (I)(x) any Accounts of any Calumet Supply and Offtake Subsidiary owed by the Calumet Supply and Offtake Counterparty, (y) any Accounts of any Calumet Supply and Offtake Subsidiary which constitute or consist of insurance proceeds of any Hydrocarbon Inventory or any proceeds of such insurance proceeds or (z) any Inventory of any Calumet Supply and Offtake Subsidiary be included in the Borrowing Base or in any component, category or determination thereof and (II) Agent establish any Availability Reserve against the Borrowing Base in respect of the foregoing Accounts or Inventory which are excluded from the Borrowing Base in accordance with clause (I) preceding, in each case at any time on or after the Permitted Supply and Offtake Transactions Commencement Date applicable to such Calumet Supply and Offtake Subsidiary and prior to the Permitted Supply and Offtake Transactions Termination Date applicable to such Calumet Supply and Offtake Subsidiary, provided that, for the avoidance of doubt, none of the Accounts or Inventory of any Calumet Supply and Offtake Subsidiary shall be included in any component or category of Eligible Accounts or Eligible Inventory or shall be included in the Borrowing Base at any time on or after the Permitted Supply and Offtake Transactions Termination Date applicable to such Calumet Supply and Offtake Subsidiary unless and until such Accounts or Inventory, respectively, satisfy all of the requirements for such eligibility and inclusion as provided in this Agreement.
(c)Addition of Defined Term "Calumet Montana" and Definition Thereof. The following new defined term and its definition are hereby added to Section 1.1 of the Credit Agreement, which defined term shall appear in alphabetical order in Section 1.1 and which defined term and related definition shall read in their entirety as follows:

"Calumet Montana" - Calumet Montana Refining, LLC, a Delaware limited liability company.
(d)Addition of Defined Term "Calumet Shreveport Fuels" and Definition Thereof. The following new defined term and its definition are hereby added to Section 1.1 of the Credit Agreement, which defined term shall appear in alphabetical order in Section 1.1 and which defined term and related definition shall read in their entirety as follows:

"Calumet Shreveport Fuels" - Calumet Shreveport Fuels, LLC, an Indiana limited liability company.
(e)Addition of Defined Term "Calumet Shreveport Lubricants" and Definition Thereof. The following new defined term and its definition are hereby added to Section 1.1 of the Credit Agreement, which defined term shall appear in alphabetical order in Section 1.1 and which defined term and related definition shall read in their entirety as follows:

"Calumet Shreveport Lubricants" - Calumet Shreveport Lubricants & Waxes, LLC, a Delaware limited liability company.

(f)Addition of Defined Term "Calumet Supply and Offtake Counterparty" and Definition Thereof. The following new defined term and its definition are hereby added to Section 1.1 of the Credit Agreement, which defined term shall appear in alphabetical order in Section 1.1 and which defined term and related definition shall read in their entirety as follows:

"Calumet Supply and Offtake Counterparty" - Macquarie and its successors and permitted assigns pursuant to the terms of the Permitted Supply and Offtake Transactions Documents.
(g)Addition of Defined Term "Calumet Supply and Offtake Subsidiary" and Definition Thereof. The following new defined term and its definition are hereby added to Section 1.1 of the Credit Agreement, which defined term shall appear in alphabetical order in Section 1.1 and which defined term and related definition shall read in their entirety as follows:

"Calumet Supply and Offtake Subsidiary" - each of (a) Calumet Montana, (b) Calumet Shreveport Fuels, and (c) Calumet Shreveport Lubricants.
(h)Amendment to the Definition of the Term "Eligible Account". The definition of the term "Eligible Account" in Section 1.1 of the Credit Agreement is hereby amended to (i) delete the word "and" at the end of clause (q) thereof, (ii) delete the period at the end of clause (r) thereof and replace the same with a semi-colon followed by the word "and" and (iii) add a new clause (s) thereof (immediately succeeding such clause (r)) which shall read in its entirety as follows:

(s)     with respect to each Calumet Supply and Offtake Subsidiary, at any time on or after the Permitted Supply and Offtake Transactions Commencement Date applicable to such Calumet Supply and Offtake Subsidiary and prior to the Permitted Supply and Offtake Transactions Termination Date applicable to such Calumet Supply and Offtake Subsidiary, Accounts of such Calumet Supply and Offtake Subsidiary owed by the Calumet Supply and Offtake Counterparty, and Accounts of such Calumet Supply and Offtake Subsidiary which constitute or consist of insurance proceeds of any Hydrocarbon Inventory or any proceeds of such insurance proceeds.
(i)Amendment to the Definition of the Term "Eligible Inventory". The definition of the term "Eligible Inventory" in Section 1.1 of the Credit Agreement is hereby amended to (i) delete the word "and" at the end of clause (l) thereof, (ii) delete the period at the end of clause (m) thereof and replace the same with a semi-colon followed by the word "and" and (iii) add a new clause (n) thereof (immediately succeeding such clause (m)) which shall read in its entirety as follows:

(n)     with respect to each Calumet Supply and Offtake Subsidiary, at any time on or after the Permitted Supply and Offtake Transactions Commencement Date applicable to such Calumet Supply and Offtake Subsidiary and prior to the Permitted Supply and Offtake Transactions Termination Date applicable to such Calumet Supply and Offtake Subsidiary, Inventory of such Calumet Supply and Offtake Subsidiary.
(j)Addition of Defined Term "Macquarie" and Definition Thereof. The following new defined term and its definition are hereby added to Section 1.1 of the Credit Agreement, which defined term shall appear in alphabetical order in Section 1.1 and which defined term and related definition shall read in their entirety as follows:

"Macquarie" - Macquarie Energy North America Trading Inc., a corporation organized under the laws of the State of Delaware.

(k)Amendment to the Definition of the Term "Other Agreement". The definition of the term "Other Agreement" in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

"Other Agreement" - each Note, each LC Document, the Fee Letter, the IP License, each Lien Waiver, each Borrowing Base Certificate, each Compliance Certificate, the Hedge Intercreditor Agreement, each Supply and Offtake Intercreditor Agreement, all financial statements or reports delivered hereunder and all other documents, instruments or agreements (other than this Agreement or a Collateral Document), in each case, now or hereafter delivered by an Obligor or Restricted Subsidiary to Agent or a Lender in connection with any transactions (excluding, for the avoidance of doubt, hedging and other swap transactions) contemplated by the Credit Documents.

(l)Addition of Defined Term "Permitted Supply and Offtake Credit Transactions" and Definition Thereof. The following new defined term and its definition are hereby added to Section 1.1 of the Credit Agreement, which defined term shall appear in alphabetical order in Section 1.1 and which defined term and related definition shall read in their entirety as follows:

"Permitted Supply and Offtake Credit Transactions" - with respect to each Calumet Supply and Offtake Subsidiary, loans or other extensions of credit from time to time outstanding made by the Calumet Supply and Offtake Counterparty to such Calumet Supply and Offtake Subsidiary pursuant to and governed by the Permitted Supply and Offtake Transactions Documents to which such Calumet Supply and Offtake Subsidiary is a party, which loans and other extensions of credit satisfy all requirements of Section 9.1.17 and Section 9.2.3(p) hereof.

(m)Addition of Defined Term "Permitted Supply and Offtake Sales Transactions" and Definition Thereof. The following new defined term and its definition are hereby added to Section 1.1 of the Credit Agreement, which defined term shall appear in alphabetical order in Section 1.1 and which defined term and related definition shall read in their entirety as follows:

"Permitted Supply and Offtake Sales Transactions" - with respect to each Calumet Supply and Offtake Subsidiary, sales from time to time by such Calumet Supply and Offtake Subsidiary of its Hydrocarbon Inventory to the Calumet Supply and Offtake Counterparty pursuant to and governed by the Permitted Supply and Offtake Transactions Documents to which such Calumet Supply and Offtake Subsidiary is a party, which sales satisfy all requirements of Section 9.1.17 and Section 9.2.5(f) hereof.

(n)Addition of Defined Term "Permitted Supply and Offtake Transactions" and Definition Thereof. The following new defined term and its definition are hereby added to Section 1.1 of the Credit Agreement, which defined term shall appear in alphabetical order in Section 1.1 and which defined term and related definition shall read in their entirety as follows:

"Permitted Supply and Offtake Transactions" - with respect to each Calumet Supply and Offtake Subsidiary, (a) the Permitted Supply and Offtake Credit Transactions to which such Calumet Supply and Offtake Subsidiary is a party and (b) the Permitted Supply and Offtake Sales Transactions to which such Supply and Offtake Subsidiary is a party.
(o)Addition of Defined Term "Permitted Supply and Offtake Transactions Commencement Date" and Definition Thereof. The following new defined term and its definition are hereby added to Section 1.1 of the Credit Agreement, which defined term shall appear in alphabetical order in Section 1.1 and which defined term and related definition shall read in their entirety as follows:

"Permitted Supply and Offtake Transactions Commencement Date" - with respect to each Calumet Supply and Offtake Subsidiary, the "Commencement Date" as such term is defined in the Supply and Offtake Agreement (which is one of the Permitted Supply and Offtake Transaction Documents) to which such Calumet Supply and Offtake Subsidiary is a party.
(p)Addition of Defined Term "Permitted Supply and Offtake Transactions Documents" and Definition Thereof. The following new defined term and its definition are hereby added to Section 1.1 of the Credit Agreement, which defined term shall appear in alphabetical order in Section 1.1 and which defined term and related definition shall read in their entirety as follows:

"Permitted Supply and Offtake Transactions Documents" - (a) with respect to Calumet Montana, (i) the Supply and Offtake Agreement to which Calumet Montana is a party, (ii) the Pledge and Security Agreement dated as of the Third Amendment Date between Calumet Montana and Macquarie, (iii) the Guaranty dated as of the Third Amendment Date executed by MLP Parent to and in favor of Macquarie, (iv) the Supply and Offtake Intercreditor Agreement to which Calumet Montana is a party, (v) the Inventory Sales Agreement dated as of the Third Amendment Date between Calumet Montana and Macquarie, (vi) the Marketing and Sales Agreement dated as of the Third Amendment Date between Macquarie and Calumet Montana, (vii) the Storage Facilities Agreement dated as of the Third Amendment Date between Macquarie and Calumet Montana, and (viii) the Master Crude Oil and Products Agreement dated as of the Third Amendment Date between Macquarie and Calumet Montana, in each case as amended or otherwise modified from time to time in accordance with the terms thereof if and to the extent that such amendment or modification is permitted by Section 9.1.17(c);

(b)    with respect to Calumet Shreveport Fuels, agreements between Calumet Shreveport Fuels and Macquarie which are on substantially similar terms (in all material respects, except for business terms) as are contained in the agreements between Calumet Montana and Macquarie referred to in clause (a) preceding and which have been approved by Agent in writing (which approval shall not be unreasonably withheld, conditioned or delayed), in each case as amended or otherwise modified from time to time in accordance with the terms thereof if and to the extent that such amendment or modification is permitted by Section 9.1.17(c); and

(c)    with respect to Calumet Shreveport Lubricants, agreements between Calumet Shreveport Lubricants and Macquarie which are on substantially similar terms (in all material respects, except for business terms) as are contained in the agreements between Calumet Montana and Macquarie referred to in clause (a) preceding and which have been approved by Agent in writing (which approval shall not be unreasonably withheld, conditioned or delayed), in each case as amended or otherwise modified from time to time in accordance with the terms thereof if and to the extent that such amendment or modification is permitted by Section 9.1.17(c).

(q)Addition of Defined Term "Permitted Supply and Offtake Transactions Termination Date" and Definition Thereof. The following new defined term and its definition are hereby added to Section 1.1 of the Credit Agreement, which defined term shall appear in alphabetical order in Section 1.1 and which defined term and related definition shall read in their entirety as follows:

"Permitted Supply and Offtake Transactions Termination Date" - with respect to each Calumet Supply and Offtake Subsidiary, the date (if any) upon which (a) all Permitted Supply and Offtake Transactions Documents to which such Calumet Supply and Offtake Subsidiary is a party have been fully terminated in writing, (b) all indebtedness, deferred payment obligations and other obligations of such Calumet Supply and Offtake Subsidiary and/or any other Obligor under the Permitted Supply and Offtake Transactions Documents to which such Calumet Supply and Offtake Subsidiary is a party have been paid in full and/or terminated or otherwise settled as provided in Section 20.1 (or any other applicable section) of the Supply and Offtake Agreement (as applicable, which is one of the Permitted Supply and Offtake Transactions Documents) and all commitments relating thereto have terminated or expired, and (c) all Liens on any Supply and Offtake Collateral of such Calumet Supply and Offtake Subsidiary or other property of any Obligor securing any such Indebtedness or other obligations have been released or terminated to the reasonable satisfaction of Agent.

(r)Amendment to the Definition of the Term "Restricted Account Balance". The definition of the term "Restricted Account Balance" in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

"Restricted Account Balance" - as of any date of determination, the aggregate amount of cash and Eligible Cash Equivalents denominated in Dollars of Borrowers on deposit or held in a Restricted Account, which amount of Eligible Cash Equivalents shall be reasonably determined by Agent. Notwithstanding anything to the contrary contained in this definition or elsewhere in this Agreement, in no event shall the Restricted Account Balance include any "Independent Amount" (as defined in any Supply and Offtake Intercreditor Agreement) or any cash or Eligible Cash Equivalents in which the Calumet Supply and Offtake Counterparty has a Lien, whether as proceeds of any Supply and Offtake Collateral or otherwise.
(s)Amendment to the Definition of the Term "Revolver Commitment". The last sentence of the definition of the term "Revolver Commitment" in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

The Revolver Commitments as of the Third Amendment Date total $900,000,000.
(t)Addition of Defined Term "Supply and Offtake Agreement" and Definition Thereof. The following new defined term and its definition are hereby added to Section 1.1 of the Credit Agreement, which defined term shall appear in alphabetical order in Section 1.1 and which defined term and related definition shall read in their entirety as follows:

"Supply and Offtake Agreement" - (a) with respect to Calumet Montana, that certain Supply and Offtake Agreement dated as of the Third Amendment Date between Macquarie and Calumet Montana, as amended or otherwise modified from time to time in accordance with the terms thereof if and to the extent such amendment or modification is permitted by Section 9.1.17(c);
(b) with respect to Calumet Shreveport Fuels, an agreement between Calumet Shreveport Fuels and Macquarie which is on substantially similar terms (in all material respects, except for business terms) as are contained in the agreement between Calumet Montana and Macquarie referred to in clause (a) preceding and which has been approved by Agent in writing (which approval shall not be unreasonably withheld, conditioned or delayed), as amended or otherwise modified from time to time in accordance with the terms thereof if and to the extent such amendment or modification is permitted by Section 9.1.17(c); and
(c) with respect to Calumet Shreveport Lubricants, an agreement between Calumet Shreveport Lubricants and Macquarie which is on substantially similar terms (in all material respects, except for business terms) as are contained in the agreement between Calumet Montana and Macquarie referred to in clause (a) preceding and which has been approved by Agent in writing (which approval shall not be unreasonably withheld, conditioned or delayed), as amended or otherwise modified from time to time in accordance with the terms thereof if and to the extent such amendment or modification is permitted by Section 9.1.17(c).
(u)Addition of Defined Term "Supply and Offtake Collateral" and Definition Thereof. The following new defined term and its definition are hereby added to Section 1.1 of the Credit Agreement, which defined term shall appear in alphabetical order in Section 1.1 and which defined term and related definition shall read in their entirety as follows:

"Supply and Offtake Collateral" - with respect to any Calumet Supply and Offtake Subsidiary, at any time on or after the Permitted Supply and Offtake Transactions Commencement Date applicable to such Calumet Supply and Offtake Subsidiary and prior to the Permitted Supply and Offtake Transactions Termination Date applicable to such Calumet Supply and Offtake Subsidiary, and subject to the proviso below, (a) all Hydrocarbon Inventory of such Calumet Supply and Offtake Subsidiary, whether now owned or hereafter acquired, with respect to which such Calumet Supply and Offtake Subsidiary has granted a security interest to the Calumet Supply and Offtake Counterparty pursuant to, and as security for the indebtedness, deferred payment obligations and other obligations of such Calumet Supply and Offtake Subsidiary under, the Permitted Supply and Offtake Transactions Documents to which such Calumet Supply and Offtake Subsidiary is a party if and to the extent that a Lien thereon is permitted by Section 9.2.1(aa), (b) all insurance proceeds with respect to such Hydrocarbon Inventory referred to in clause (a) preceding and all identifiable cash proceeds of such insurance proceeds, and (c) the Supply and Offtake Independent Amount referred to in the Supply and Offtake Intercreditor Agreement to which such Calumet Supply and Offtake Subsidiary is a party; provided, however, that "Supply and Offtake Collateral" shall not include any Accounts of any Calumet Supply and Offtake Subsidiary or proceeds of such Accounts (including cash) or any proceeds of Hydrocarbon Inventory of any Calumet Supply and Offtake Subsidiary other than insurance proceeds and identifiable cash proceeds of such insurance proceeds.
(v)Addition of Defined Term "Supply and Offtake Independent Amount" and Definition Thereof. The following new defined term and its definition are hereby added to Section 1.1 of the Credit Agreement, which defined term shall appear in alphabetical order in Section 1.1 and which defined term and related definition shall read in their entirety as follows:

"Supply and Offtake Independent Amount" - with respect to any Calumet Supply and Offtake Subsidiary, cash of, and/or letters of credit issued for the account of, such Calumet Supply and Offtake Subsidiary in an aggregate amount not to exceed the "Independent Amount" as such term is defined in the Supply and Offtake Intercreditor Agreement to which such Calumet Supply and Offtake Subsidiary is a party, which cash is segregated from all other cash and property of such Calumet Supply and Offtake Subsidiary and is not contained in a Restricted Account.

(w)Addition of Defined Term "Supply and Offtake Intercreditor Agreement" and Definition Thereof. The following new defined term and its definition are hereby added to Section 1.1 of the Credit Agreement, which defined term shall appear in alphabetical order in Section 1.1 and which defined term and related definition shall read in their entirety as follows:

"Supply and Offtake Intercreditor Agreement" - (a) with respect to Calumet Montana, that certain Acknowledgement Agreement dated as of the Third Amendment Date among the Calumet Supply and Offtake Counterparty, Calumet Montana and Agent pursuant to which, among other things and prior to the Permitted Supply and Offtake Transactions Termination Date applicable to Calumet Montana, (i) Agent acknowledges and recognizes the Calumet Supply and Offtake Counterparty's ownership of certain Hydrocarbon Inventory held at the Approved Supply and Offtake Locations of Calumet Montana or in-transit to such Approved Supply and Offtake Locations, (ii) Agent agrees that it holds no Lien on or other claim to any of the Hydrocarbon Inventory of Calumet Montana and confirms its release of any Liens that it may have previously had on such Hydrocarbon Inventory, and (iii) any Lien of the Calumet Supply and Offtake Counterparty on any Accounts (and any proceeds thereof) of Calumet Montana or in any proceeds (other than insurance proceeds and identifiable cash proceeds of such insurance proceeds) of any Inventory of the Calumet Montana is expressly disclaimed and released, as amended or otherwise modified from time to time in accordance with the terms thereof if and to the extent such amendment or modification is permitted by Section 9.1.17(c);
(b)    with respect to Calumet Shreveport Fuels, an agreement, dated as of the Permitted Supply and Offtake Transactions Commencement Date applicable to Calumet Shreveport Fuels, by and among the Calumet Supply and Offtake Counterparty, Calumet Shreveport Fuels and Agent, which is on substantially identical terms (in all material respects) as are contained in the agreement referred to in clause (a) preceding and which has been approved by Agent in writing (which approval shall not be unreasonably withheld, conditioned or delayed), as amended or otherwise modified from time to time in accordance with the terms thereof if and to the extent such amendment or modification is permitted by Section 9.1.17(c); and
(c)    with respect to Calumet Shreveport Lubricants, an agreement, dated as of the Permitted Supply and Offtake Transactions Commencement Date applicable to Calumet Shreveport Lubricants, by and among the Calumet Supply and Offtake Counterparty, Calumet Shreveport Lubricants and Agent, which is on substantially identical terms (in all material respects) as are contained in the agreement referred to in clause (a) preceding and which has been approved by Agent in writing (which approval shall not be unreasonably withheld, conditioned or delayed), as amended or otherwise modified from time to time in accordance with the terms thereof if and to the extent such amendment or modification is permitted by Section 9.1.17(c).
(x)Addition of Defined Term "Third Amendment Date" and Definition Thereof. The following new defined term and its definition are hereby added to Section 1.1 of the Credit Agreement, which defined term shall appear in alphabetical order in Section 1.1 and which defined term and related definition shall read in their entirety as follows:

"Third Amendment Date" - the "Commencement Date" as such term is defined in the Supply and Offtake Agreement, which shall be the effective date of the Third Amendment to Second Amended and Restated Credit Agreement which amends this Agreement.
Section 2.2Amendment to Section 7.1 of the Credit Agreement. Section 7.1 of the Credit Agreement is hereby amended to add a new sentence to the end thereof, which sentence shall read in its entirety as follows:

Furthermore, Borrower shall, on or before the Permitted Supply and Offtake Transactions Commencement Date applicable to each Calumet Supply and Offtake Subsidiary, deliver to Agent (and Agent shall deliver to Lenders) an updated Borrowing Base Certificate prepared as of the close of business of the month immediately preceding such Permitted Supply and Offtake Transactions Commencement Date, adjusted to exclude from the Borrowing Base (i) all Accounts of such Calumet Supply and Offtake Subsidiary owed by the Calumet Supply and Offtake Counterparty, (ii) all Accounts of such Calumet Supply and Offtake Subsidiary which constitute or consist of insurance proceeds of any Hydrocarbon Inventory or any proceeds of such insurance proceeds, (iii)  all Inventory of such Calumet Supply and Offtake Subsidiary, and (iv) without duplication of the foregoing, the Supply Offtake Independent Amount applicable to such Calumet Supply and Offtake Subsidiary.

Section 2.3Amendment to Section 7.3 of the Credit Agreement. Section 7.3 of the Credit Agreement is hereby amended to add a new Section 7.3.3 thereto immediately succeeding Section 7.3.2, which Section 7.3.3 shall read in its entirety as follows:

7.3.3    Inventory of the Calumet Supply and Offtake Subsidiary. Borrowers shall, with respect to each Calumet Supply and Offtake Subsidiary and at all times on and after the Permitted Supply and Offtake Transactions Commencement Date and on or prior to the Permitted Supply and Offtake Transactions Termination Date applicable to such Calumet Supply and Offtake Subsidiary, ensure that all Inventory of such Calumet Supply and Offtake Subsidiary is (a) located at a location where none of the Inventory of any other Obligor is located, (b) stored in one or more tanks or other storage facilities or storage units wherein none of the Inventory of any other Obligor is stored, and (c) otherwise not comingled with the Inventory of any other Obligor; provided, however, that Inventory that is in-transit shall not be required to comply with clause (a) or clause (b) preceding.
Section 2.4Addition of Section 7.8 of the Credit Agreement. Section 7 of the Credit Agreement is hereby amended to add a new Section 7.8 thereto immediately succeeding Section 7.7, which Section 7.8 shall read in its entirety as follows:

7.8    Intercreditor Agreements. Each Lender hereby authorizes Agent (for and on behalf of Agent and Lenders) to execute and deliver, and to comply with all terms and provisions of, the Hedge Intercreditor Agreement and each Supply and Offtake Intercreditor Agreement.
Section 2.5Amendment to Section 9.1.2 of the Credit Agreement. Section 9.1.2 of the Credit Agreement is hereby amended to (a) delete the word "and" at the end of clause (h) thereof, (b) delete the period at the end of clause (i) thereof and replace the same with a semi-colon followed by the word "and" and (c) add a new clause (j) thereof (immediately succeeding such clause (i)) which shall read in its entirety as follows:

(j)    notice, to be provided by Borrower Agent, of the occurrence of any Permitted Supply and Offtake Transactions Termination Date (provided, however, for purposes of this clause, Borrower Agent shall be permitted to assume that all Liens referenced in clause (c) of the definition of "Permitted Supply and Offtake Transactions Termination Date" that have been released or terminated shall have been released or terminated to the reasonable satisfaction of Agent), together with such evidence as may be reasonably requested by Agent in order for Agent to determine if, and/or confirm that, such Permitted Supply and Offtake Transactions Termination Date has in fact occurred (provided, however, that Agent may, in its discretion, rely on any statement by Borrower Agent that such date has occurred).
Section 2.6Amendments to Section 9.1 of the Credit Agreement. Section 9.1 of the Credit Agreement is hereby amended to add a new Section 9.1.17 thereto immediately succeeding Section 9.1.16, which Section 9.1.17 shall read in its entirety as follows:

9.1.17     Certain Agreements relating to Permitted Supply and Offtake Transactions. Ensure that each of the Permitted Supply and Offtake Transactions and related matters at all times complies with, and cause each of such transactions and related matters to at all times comply with, each of the following requirements:
(a)    all books and records of each Calumet Supply and Offtake Subsidiary shall be prepared and maintained to accurately and properly reflect the Permitted Supply and Offtake Transactions to which it is a party;
(b)    none of the Permitted Supply and Offtake Credit Transactions to which any Calumet Supply and Offtake Subsidiary is a party shall be secured by any Inventory of any Calumet Supply and Offtake Subsidiary, and none of the Permitted Supply and Offtake Sales Transactions to which any Calumet Supply and Offtake Subsidiary is a party shall involve or relate to any sales or other dispositions of any Inventory of any Calumet Supply and Offtake Subsidiary, in each case other than Inventory of such Calumet Supply and Offtake Subsidiary which is a party thereto and which is located and/or stored at an Approved Supply and Offtake Location of such Calumet Supply and Offtake Subsidiary; and
(c)    none of the Supply and Offtake Transactions Documents shall be amended or waived in any manner that could reasonably be expected (i) to constitute or result in the occurrence of a Default under this Agreement or any other Credit Document, or (ii) to be adverse to the interests of Agent or Lenders (including, without limitation, Agent's or any Lender's rights or remedies under this Agreement or any other Credit Document).
Section 2.7Amendment to Section 9.2.1 of the Credit Agreement. Section 9.2.1 of the Credit Agreement is hereby amended to (a) delete the word "and" at the end of clause (y) thereof, (b) delete the period at the end of clause (z) thereof and replace the same with a semi-colon followed by the word "and" and (c) add a new clause (aa) thereof (immediately succeeding such clause (z)) which shall read in its entirety as follows:

(aa)    with respect to each Calumet Supply and Offtake Subsidiary, Liens on the Supply and Offtake Collateral of such Calumet Supply and Offtake Subsidiary granted to the Calumet Supply and Offtake Counterparty to secure the indebtedness, deferred payment obligations and other obligations under the Permitted Supply and Offtake Transactions Documents to which such Calumet Supply and Offtake Subsidiary is a party permitted to be incurred under Section 9.2.3(p), provided that (i) such Liens shall comply with the requirements of clause (b) of Section 9.1.17, (ii) any identifiable cash proceeds of the Supply and Offtake Collateral are not comingled with any other Collateral and are not a part of the Restricted Account Balance, (iii) the Lien of the Calumet Supply and Offtake Counterparty on all Accounts of such Calumet Supply and Offtake Subsidiary and on all proceeds of such Accounts (whether cash or non-cash) and on all proceeds of Inventory of such Calumet Supply and Offtake Subsidiary, other than insurance proceeds and identifiable cash proceeds of such insurance proceeds, shall be expressly disclaimed and released pursuant to the Supply and Offtake Intercreditor Agreement to which such Calumet Supply and Offtake Subsidiary is a party, (iv) the Supply and Offtake Intercreditor Agreement to which such Calumet Supply and Offtake Subsidiary is a party shall remain in effect at all times during the existence of such Liens, and (v) no such Liens may exist on or after, and all such Liens shall be fully terminated on, the Permitted Supply and Offtake Transactions Termination Date applicable to such Calumet Supply and Offtake Subsidiary.
Section 2.8Amendment to Section 9.2.2 of the Credit Agreement. Section 9.2.2 of the Credit Agreement is hereby amended to (a) delete the word "and" at the end of clause (k) thereof, (b) delete the period at the end of clause (l) thereof and to replace the same with a semi-colon followed by the word "and" and (c) add a new clause (m) thereof (immediately succeeding such clause (l)) which shall read in its entirety as follows:

(m)    to the extent constituting an Investment, the Supply and Offtake Independent Amount required to be deposited by any Calumet Supply and Offtake Subsidiary with the Calumet Supply and Offtake Counterparty or its designated financial institution.
Section 2.9Amendment to Section 9.2.3 of the Credit Agreement. Section 9.2.3 of the Credit Agreement is hereby amended to (a) delete the word "and" at the end of clause (n) thereof, (b) delete the period at the end of clause (o) thereof and to replace the same with a semi-colon followed by the word "and" and (c) add a new clause (p) thereof (immediately succeeding such clause (o)) which shall read in its entirety as follows:

(p)    Indebtedness of and incurred by any Calumet Supply and Offtake Subsidiary under and pursuant to the Permitted Supply and Offtake Credit Transactions to which it is a party, provided that (i)(A) the aggregate outstanding amount of all such Indebtedness of Calumet Montana shall not exceed the greater of $100,000,000 and the value of the Hydrocarbon Inventory of Calumet Montana that constitutes Supply and Offtake Collateral and (B) the aggregate outstanding amount of all such Indebtedness of Calumet Shreveport Fuels and/or Calumet Shreveport Lubricants shall not exceed the greater of $250,000,000 and the value of the Hydrocarbon Inventory of such Calumet Supply and Offtake Subsidiaries that constitutes Supply and Offtake Collateral, (ii) such Indebtedness shall either be unsecured or shall be secured only by Liens on the Supply and Offtake Collateral as permitted by Section 9.2.1(aa), (iii) such Indebtedness shall not be guaranteed by any Obligor other than MLP Parent and (iv) all such Indebtedness of any Calumet Supply and Offtake Subsidiary shall be paid in full on or prior to, and no such Indebtedness shall exist after, the Permitted Supply and Offtake Transactions Termination Date applicable to such Calumet Supply and Offtake Subsidiary.
Section 2.10Amendments to Section 9.2.5 of the Credit Agreement.

(a)Section 9.2.5 of the Credit Agreement is hereby amended to (i) delete the word "and" at the end of clause (d) hereof, (ii) add the word "and" at the end of clause (e) thereof and (iii) add a new clause (f) thereof (immediately succeeding such clause (e) and, for the avoidance of doubt, immediately preceding the phrase "provided, however, that, in connection with any sale or Disposition of Collateral") which shall read in its entirety as follows:

(f)    sales of Hydrocarbon Inventory by any Calumet Supply and Offtake Subsidiary to the Calumet Supply and Offtake Counterparty pursuant to the Permitted Supply and Offtake Sales Transactions to which such Calumet Supply and Offtake Subsidiary is a party prior to the Permitted Supply and Offtake Transactions Termination Date applicable to such Calumet Supply and Offtake Subsidiary.

(b)The clause contained in Section 9.2.5 of the Credit Agreement immediately succeeding clause (e) thereof which starts with the phrase "provided, however, that, in connection with any sale or Disposition of Collateral" and ends with the phrase "in connection with any sale or Disposition pursuant to Section 9.2.5(d):" is hereby amended and restated to read in its entirety as follows:

provided, however, that, in connection with any sale or Disposition of Collateral (including, without limitation, any sale or other Disposition of Collateral which constitutes or is made in connection with a Permitted Investment but excluding any Permitted Accounts Transactions and excluding any Permitted Supply and Offtake Sales Transactions) and, except as noted in the proviso below, in connection with any sale or Disposition pursuant to Section 9.2.5(d):
Section 2.11Amendment to Section 9.2.9 of the Credit Agreement. Section 9.2.9 of the Credit Agreement is hereby amended to amend and restate the proviso immediately succeeding clause (b) thereof to read in its entirety as follows:

provided, however, that any of the limitations or requirements referred to in clause (a) or clause (b) preceding as they apply to any Contractual Obligation relating to Refinancing Indebtedness shall not limit the ability of any Obligor or Restricted Subsidiary to (1) act as an Obligor under the Credit Documents or to Guarantee the Obligations of any Obligor or (2) create, incur, assume or suffer to exist Liens on any Property of such Person securing the Obligations, except for any negative pledge expressly permitted pursuant to the proviso in clause (a) preceding; and provided, further, however, that the Supply and Offtake Transactions Documents to which any Calumet Supply and Offtake Subsidiary is a party may, prior to the Permitted Supply and Offtake Transactions Termination Date applicable to such Calumet Supply and Offtake Subsidiary, limit the ability of such Calumet Supply and Offtake Subsidiary to grant Liens on the Supply and Offtake Collateral of such Calumet Supply and Offtake Subsidiary to secure the Obligations.
Section 2.12Addition of Section 9.2.14. A new Section 9.2.14 is hereby added to the end of Section 9 of the Credit Agreement and immediately succeeding Section 9.2.13 thereof, which Section 9.2.14 shall read in its entirety as follows:

9.2.14 Permitted Supply and Offtake Transactions of Calumet Shreveport Fuels and Calumet Shreveport Lubricants. Notwithstanding anything to the contrary contained in this Agreement, permit Calumet Shreveport Fuels or Calumet Shreveport Lubricants to engage or enter into any Permitted Supply and Offtake Transactions unless each of the following conditions is satisfied:
(a)    No Default or Event of Default has occurred and is continuing at the time of the consummation thereof or after giving effect thereto;
(b)    Agent shall have received an updated Borrowing Base Certificate as required by the last sentence of Section 7.1 of this Agreement, adjusted to exclude from the Borrowing Base (i) all Accounts of such Calumet Supply and Offtake Subsidiary owed by the Calumet Supply and Offtake Counterparty, (ii) all Accounts of such Calumet Supply and Offtake Subsidiary which constitute or consist of insurance proceeds of any Hydrocarbon Inventory or any proceeds of such insurance proceeds, (iii) all Inventory of such Calumet Supply and Offtake Subsidiary, and (iv) without duplication of the foregoing, the Supply and Offtake Independent Amount applicable to such Calumet Supply and Offtake Subsidiary, and, based upon the Borrowing Base determined in accordance with such updated Borrowing Base Certificate, any resulting Overadvance shall have been paid in full by Borrowers;
(c)    Agent shall have received (i) the Supply and Offtake Intercreditor Agreement with respect to such Calumet Supply and Offtake Subsidiary as executed and delivered by all parties thereto and (ii) a true, correct and complete copy of the UCC-1 financing statement filed or to be filed by the Calumet Supply and Offtake Counterparty which names such Calumet Supply and Offtake Subsidiary as debtor and the Calumet Supply and Offtake Counterparty and secured party;
(d)    Agent shall have received (i) true, correct and complete copies of the Permitted Supply and Offtake Transactions Documents to which such Calumet Supply and Offtake Subsidiary is a party and (ii) a certificate stating that the Permitted Supply and Offtake Transactions Commencement Date applicable to such Calumet Supply and Offtake Subsidiary has occurred and stating such commencement date, which commencement date shall be on or before June 30, 2017, in each case as certified by Senior Officer of Borrower Agent; and

(e)    Agent shall have received such certifications and other information with respect to the foregoing matters as Agent may reasonably request.
Section 2.13Amendment to Section 11.2.1 of the Credit Agreement. Section 11.2.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

11.2.1    Lien Releases; Care of Collateral. Secured Parties authorize Agent to release any Lien with respect to any Collateral (a) upon Full Payment of the Obligations, (b) that is the subject of a Disposition which Borrower Agent or any Borrower certifies in writing to Agent is an Excluded Disposition or a Lien which Borrower Agent or any Borrower certifies is a Permitted Lien entitled to priority over Agent's Liens (and Agent may rely conclusively on any such certificate without further inquiry), (c) that is the subject of any other Disposition permitted by Section 9.2.5 (other than a Disposition with respect to which Agent's Lien is required to remain in effect as provided in clause (iii) of the proviso in Section 9.2.5) or otherwise consented to by Required Lenders, (d)  that constitutes or consists of the Supply and Offtake Collateral, which release of such Lien shall occur on or after the applicable Permitted Supply and Offtake Transactions Commencement Date and concurrently with the consummation of the initial Permitted Supply and Offtake Transactions between the applicable Calumet Supply and Offtake Subsidiary and the Calumet Supply and Offtake Counterparty, or (e) subject to Section 13.1, with the consent of Required Lenders (provided that the release of all or substantially all of the Collateral shall require the written consent of all Lenders). Secured Parties authorize Agent to subordinate its Liens to any Purchase Money Lien or any other Lien entitled to priority hereunder. Agent shall have no obligation whatsoever to any Secured Party to assure that any Collateral exists or is owned by an Obligor, or is cared for, protected, insured or encumbered, nor to assure that Agent's Liens have been properly created, perfected or enforced, or are entitled to any particular priority, nor to exercise any duty of care with respect to any Collateral.
Section 2.14Amendment to Exhibit G of the Credit Agreement. Exhibit G of the Credit Agreement (the form of Borrowing Base Certificate) is hereby amended and restated to read in its entirety as set forth on Third Amendment Exhibit G attached hereto.

Section 2.15Amendment to Schedule 1.1A of the Credit Agreement. Schedule 1.1A of the Credit Agreement (the Commitments of Lenders) is hereby amended and restated to read in its entirety as set forth on Third Amendment Schedule 1.1A attached hereto.

SECTION 3. CONDITIONS PRECEDENT

Section 3.1Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent (except if and to the extent that any such condition precedent shall have been waived by Agent and Required Lenders in writing):

(a)Agent shall have received this Amendment as executed by each of the parties hereto, which parties shall include all Borrowers, all Guarantors (if any), Agent and the Required Lenders;

(b)Agent shall have received certified resolutions of the board of directors or other applicable governing body of each Borrower or Guarantor (if any) which authorize (i) the execution, delivery and performance of this Amendment by all Borrowers and Guarantors and (ii) the consummation of the Permitted Supply and Offtake Transactions by the Calumet Supply and Offtake Subsidiaries;

(c)Agent shall have received an updated Borrowing Base Certificate prepared as of the close of business on February 28, 2017, adjusted to exclude from the Borrowing Base (i) all Accounts of Calumet Montana owed by the Calumet Supply and Offtake Counterparty, (ii) all Accounts of Calumet Montana which constitute or consist of insurance proceeds of any Hydrocarbon Inventory or any proceeds of such insurance proceeds, (iii) all Inventory of Calumet Montana, and (iv) without duplication of the foregoing, the Supply and Offtake Independent Amount applicable to Calumet Montana, and, based upon the Borrowing Base determined in accordance with such updated Borrowing Base Certificate, any resulting Overadvance shall have been paid in full by Borrowers;

(d)Agent shall have received (i) the Supply and Offtake Intercreditor Agreement to which Calumet Montana is a party as executed and delivered by all parties thereto and (ii) a true, correct and complete copy of the UCC-1 financing statement filed or to be filed by the Calumet Supply and Offtake Counterparty or Calumet Montana which names Calumet Montana as debtor and the Calumet Supply and Offtake Counterparty as secured party; and

(e)Agent shall have received (i) true, correct and complete copies of the Permitted Supply and Offtake Transactions Documents to which Calumet Montana is a party and (ii) a certificate stating that the "Commencement Date" as such term is defined in the Supply and Offtake Agreement to which Calumet Montana is a party has occurred and stating such "Commencement Date", in each case as certified by a Senior Officer of Borrower Agent.

SECTION 4. MISCELLANEOUS

Section 4.1Representations and Warranties. Each of Obligors represents and warrants to Agent and Lenders that (a) all representations and warranties relating to such Obligor contained in the Credit Agreement or any other Credit Document are true and correct as of the date hereof as if made again on and as of the date hereof (except to the extent that such representations and warranties were expressly limited to another specific date, in which case they are true and correct as of such specific date), (b) no Default or Event of Default has occurred and is continuing (after giving effect to this Amendment), (c) such Obligor has all requisite corporate or other organizational power and authority (as applicable) to execute and deliver this Amendment, (d) the execution and delivery of this Amendment by such Obligor has been duly authorized by all necessary corporate or other organizational action, and does not and will not violate or result in any breach or contravention of any Senior Notes Indenture, the Senior Secured Notes Indenture or other material Contractual Obligation to which such Obligor is a party or subject, any Organization Document of such Obligor or any Applicable Law, (e) none of the Permitted Supply and Offtake Transactions does or will constitute a violation of, or a default under, any of the Senior Notes Indentures, (f) none of Obligors owns any Inventory located and/or stored at an Approved Supply and Offtake Location of any Calumet Supply and Offtake Subsidiary other than such Calumet Supply and Offtake Subsidiary, and (g) as of the Third Amendment Date, each Restricted Subsidiary of MLP Parent is an Obligor.

Section 4.2Ratifications. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and other Credit Documents are ratified and confirmed and shall continue in full force and effect. Obligors, Lenders and Agent agree that the Credit Agreement and other Credit Documents shall continue to be legal, valid, binding and enforceable in accordance with their terms, except as enforceability may be limited by applicable Insolvency Proceedings and general principles of equity (whether enforcement is sought by proceedings in equity or at law).

Section 4.3Reference to Credit Agreement, etc. Each of the Credit Documents, including the Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, is hereby amended so that any reference in such Credit Document to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a Credit Document.

Section 4.4Effect of Amendment. Each Obligor hereby (a) agrees that this Amendment shall not limit or diminish the obligations of any Borrower or other Obligor under the Credit Agreement as amended hereby or under any other Credit Document, and (b) reaffirms all of its obligations under the Credit Agreement as amended hereby and each of the other Credit Documents.

Section 4.5Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties hereto shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which is as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 4.6Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF ANOTHER LAW (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

Section 4.7Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Obligors, Lenders and Agent and their respective successors and permitted assigns, except that none of Obligors may assign or transfer any of its rights or delegate any of its duties or obligations hereunder without the prior written consent of Agent and Lenders.

Section 4.8Counterparts; Electronic Signatures. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Executed counterparts of a signature page to this Amendment may be delivered by facsimile or electronic messaging system, and if so delivered shall have the same force and effect as manually signed originals for all purposes.

Section 4.9Headings. The headings and captions used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 4.10Entire Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT AND ALL OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENTS BETWEEN OR AMONG THE PARTIES HERETO AND THERETO RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO OR THERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES HERETO OR THERETO.

Section 4.11Costs and Expenses. Borrowers agree to pay all reasonable out of pocket costs and expenses of Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, all reasonable fees and expenses of Hunton & Williams LLP.

Section 4.12Borrowing Base Certificate. For the avoidance of doubt, and subject to any adjustments that may be made by Agent from time to time in its Permitted Discretion in accordance with the Credit Agreement, the Borrowing Base as determined based upon the most recent Borrowing Base Certificate delivered to Agent pursuant to the last sentence of Section 7.1 of the Credit Agreement shall be the Borrowing Base for purposes of the Credit Agreement unless and until such Borrowing Base is subsequently redetermined in accordance with the Credit Agreement.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWERS:
CALUMET SPECIALTY PRODUCTS PARTNERS, L.P., as a Borrower By: Calumet GP, LLC, its general partner By: /s/ D. West Griffin Name: D. West Griffin Title: Executive Vice President and Chief Financial Officer

CALUMET LP GP, LLC,
as a Borrower
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By:    /s/ D. West Griffin
Name: D. West Griffin
Title: Executive Vice President and Chief Financial Officer

CALUMET OPERATING, LLC,
as a Borrower
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By:    /s/ D. West Griffin
Name: D. West Griffin
Title: Executive Vice President and Chief Financial Officer

CALUMET LUBRICANTS CO., LIMITED
PARTNERSHIP, as a Borrower

By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P.,
its sole member
By: Calumet GP, LLC, its general partner
By:    /s/ D. West Griffin
Name: D. West Griffin
Title: Executive Vice President and Chief Financial Officer

CALUMET SHREVEPORT LUBRICANTS & WAXES, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership,
its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P.,
its sole member
By: Calumet GP, LLC, its general partner

By:    /s/ D. West Griffin
Name: D. West Griffin
Title: Executive Vice President and
Chief Financial Officer

CALUMET SHREVEPORT FUELS, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P.,
its sole member
By: Calumet GP, LLC, its general partner
By:    /s/ D. West Griffin
Name: D. West Griffin
Title: Executive Vice President and
Chief Financial Officer

CALUMET INTERNATIONAL, INC. (formerly known as Calumet Sales Company Incorporated), as a Borrower By: /s/ John R. Krutz Name: John R. Krutz Title: Vice President-Finance and Treasurer

CALUMET PENRECO, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole
   member
By: Calumet GP, LLC, its general partner
By:    /s/ D. West Griffin
Name: D. West Griffin
Title: Executive Vice President and
Chief Financial Officer

CALUMET FINANCE CORP., as a Borrower By: /s/ John R. Krutz Name: John R. Krutz Title: Vice President-Finance and Treasurer

CALUMET SUPERIOR, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By:    /s/ D. West Griffin
Name: D. West Griffin
Title: Executive Vice President and
Chief Financial Officer

CALUMET MISSOURI, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member

By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By:    Calumet GP, LLC, its general partner
By:       /s/ D. West Griffin
Name: D. West Griffin
Title: Executive Vice President and
Chief Financial Officer

CALUMET PACKAGING, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member

By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By:    /s/ D. West Griffin
Name: D. West Griffin
Title: Executive Vice President and
Chief Financial Officer

ROYAL PURPLE, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner

By:    /s/ D. West Griffin
Name: D. West Griffin
Title: Executive Vice President and
Chief Financial Officer

CALUMET MONTANA REFINING, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By:     Calumet GP, LLC, its general partner
By:       /s/ D. West Griffin
Name: D. West Griffin
Title: Executive Vice President and
Chief Financial Officer

CALUMET SAN ANTONIO REFINING, LLC,
as a Borrower
By: Calumet Shreveport Fuels, LLC, its sole member
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner

By:    /s/ D. West Griffin
Name: D. West Griffin
Title: Executive Vice President and
 Chief Financial Officer

BEL-RAY COMPANY, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner

By:    /s/ D. West Griffin
Name: D. West Griffin
Title: Executive Vice President and
Chief Financial Officer

ANCHOR DRILLING FLUIDS USA, LLC,
as a Borrower

By: ADF Holdings, LLC, its sole member
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member

By: Calumet GP, LLC, its general     partner

By:    /s/ D. West Griffin
Name: D. West Griffin
Title: Executive Vice President and
Chief Financial Officer

CALUMET NORTH DAKOTA, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., sole member
By: Calumet GP, LLC, its general partner

By:    /s/ D. West Griffin
Name: D. West Griffin
Title: Executive Vice President and
Chief Financial Officer

KURLIN COMPANY, LLC,
as a Borrower

By: Bel-Ray Company, LLC, its sole member
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P.,
its sole member

By: Calumet GP, LLC, its general     partner

By:    /s/ D. West Griffin
Name: D. West Griffin
Title: Executive Vice President and
Chief Financial Officer

AGENT AND LENDERS: BANK OF AMERICA, N.A., as Agent, a Lender and an Issuing Bank By: /s/ Hance VanBeber Name: Hance VanBeber Title: Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Syndication agent and a Lender By: /s/ Mark Bradford Name: Mark Bradford Title: Duly Authorized Signatory

JPMORGAN CHASE BANK, N.A., as Co-Syndication Agent and a Lender By: /s/ Christy L. West Name: Christy L West Title: Authorized Officer

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender By: /s/ Chris Chapman Name: Chris Chapman Title: Director By: /s/ Shai Bandner Name: Shai Bandner Title: Director

PNC BANK, NATIONAL ASSOCIATION, as Co-Documentation Agent and a Lender By: ___________________ Name: _________________ Title: __________________

U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Rod Swenson Name: Rod Swenson Title: Vice President

REGIONS BANK, as a Lender By: /s/ Darius Sutrinaitis Name: Darius Sutrinaitis Title: Vice President

BARCLAYS BANK PLC, as a Lender By: /s/ Marguerite Sutton Name: Marguerite Sutton Title: Vice President

NATIXIS, as a Lender By: /s/ Jarrett C. Price Name: Jarrett C. Price Title: Director By: /s/ Brice LeFoyer Name: Brice LeFoyer Title: Director

COMPASS BANK, as a Lender By: ______________________________ Name: ____________________________ Title: _____________________________

GOLDMAN SACHS BANK USA, as a Lender By: /s/ Meghan Sullivan Name: Meghan Sullivan Title: V.P.

ROYAL BANK OF CANADA, as a Lender By: ______________________________ Name: ____________________________ Title: _____________________________

SIEMENS FINANCIAL SERVICES, as a Lender
By: ______________________________
Name: ____________________________
Title: _____________________________

By: ______________________________
Name: ____________________________
Title: _____________________________

BMO HARRIS BANK, N.A., as a Lender By: ______________________________ Name: ____________________________ Title: _____________________________

THE BANK OF TOKYO-MITSUBISHI UFJ, as a Lender By: ______________________________ Name: ____________________________ Title: _____________________________

THIRD AMENDMENT EXHIBIT G
Exhibit G to
Second Amended and Restated Credit Agreement

FORM OF BORROWING BASE CERTIFICATE

(See attached.)

BANK OF AMERICA, N.A.
CONSOLIDATED CERTIFICATE #:                     As of:                      Prepared on:                      ROA

ACCOUNTS RECEIVABLE
1	BEGINNING BALANCE LINE 6 LAST REPORT
2	PLUS: SALES AS OF
3	LESS: CREDITS AS OF
4	LESS: GROSS COLLECTIONS AS OF
5	ADJUSTMENTS
6	ENDING BALANCE
7	Non I-Grade AR
8	LESS: INELIGIBLE
9	ELIGIBLE
10	Other AR reserve
11	TOTAL ELIGIBLE AR
12	INVESTMENT GRADE AR
13	LESS: INELIGIBLE
14	ELIGIBLE
15	Other AR reserve
16	TOTAL ELIGIBLE AR
17	UNBILLED AR
18	LESS: INELIGIBLE
19	ELIGIBLE
20	Other AR reserve
21	TOTAL ELIGIBLE AR
22	Total AR Availability
PERPETUAL INVENTORY
23	Crude
24	LESS: INELIGIBLE
25	ELIGIBLE
26	LESS: INVENTORY RESERVES
27	TOTAL ELIGIBLE CRUDE
28	Fuels
29	LESS: INELIGIBLE
30	ELIGIBLE
31	LESS: INVENTORY RESERVES
32	TOTAL ELIGIBLE FUELS
33	Speciality
34	LESS: INELIGIBLE
35	ELIGIBLE 1
36	LESS: INVENTORY RESERVES
37	TOTAL ELIGIBLE SPECIALTY
38	Asphalt
39	LESS: INELIGIBLE
40	ELIGIBLE 1

41	LESS: INVENTORY RESERVES
42	TOTAL ELIGIBLE ASPHALT
43	Tank Heels
44	LESS: INELIGIBLE
45	ELIGIBLE 1
46	LESS: INVENTORY RESERVES
47	TOTAL ELIGIBLE TANK HEELS

48	TOTAL INV. AVAILABILITY NOT TO EXCEED
49	EXCESS OF LCs OVER AP
50	ADVANCE RATE
51	TOTAL AVAILABILITY
52	MERCHANDISE L/C NOT TO EXCEED:
53	RESTRICTED ACCOUNT BALANCE
54	TOTAL AVAILABILITY
LOAN ACTIVITY
55	BALANCE AS SHOWN ON LAST REPORT (LINE 62)
56	LESS: REMITTANCES
57	PLUS: ADVANCE REQUEST AS OF
58	PLUS: WIRE CHARGE
59	PLUS: FEES
60	PLUS: INTEREST
61	ADJUSTMENTS
62	OUTSTANDING LOAN BALANCE
REVOLVING LOAN AVAILABILITY
63	CALCULATED AVAILABILITY (LINE 54)
64	LESS: OUTSTANDING LOAN BALANCE (LINE 62)
65	LESS: MERCHANDISE L/C
66	LESS: STANDBY L/C
67	LESS: BANKERS ACCEPTANCES
68	NET AVAILABLE
THE UNDERSIGNED REPRESENTS AND WARRANTS THAT (I) THE INFORMATION SET FORTH ABOVE IS TRUE AND COMPLETE AS OF THE DATE HEREOF AND (II) WITH RESPECT TO THIS BORROWING BASE CERTIFICATE, THE REPRESENTATION AND WARRANTY SET FORTH IN SECTION 8.1.23 OF THAT CERTAIN SECOND AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF JULY 14, 2014, AMONG CALUMET SPECIALTY PRODUCTS PARTNERS L.P. AND ITS SUBSIDIARIES AS BORROWERS, THE GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BANK OF AMERICA, N.A. AS AGENT, AS AMENDED FROM TIME TO TIME, IS TRUE AND CORRECT AS OF THE DATE HEREOF.

BORROWER:	Calumet Specialty Products Partners, L.P.	BANK OF AMERICA, N.A.

AUTHORIZED SIGNATURE:		RECEIVED BY:

TITLE:
NOTE: REPRESENTATION SECTION SHOULD NOT BE MODIFIED

1.	Line 35 to include the lesser of 80% of Specialty and 85% of the NOLV Percentage of Specialty

*	A negative credit balance will be subtracted from “Adjustments” on CashPro

THIRD AMENDMENT SCHEDULE 1.1A

SCHEDULE 1.1A
to
Second Amended and Restated Credit Agreement

COMMITMENTS OF LENDERS

Lender	Revolver Commitment[1]
Bank of America, N.A.	$141,750,000.00
Wells Fargo Bank, National Association	$123,750,000.00
JPMorgan Chase Bank, N.A.	$103,500,000.00
U.S. Bank National Association	$ 72,000,000.00
Deutsche Bank Trust Company Americas	$ 63,000,000.00
Natixis	$ 54,000,000.00
PNC Bank, National Association	$ 54,000,000.00
Regions Bank	$ 54,000,000.00
Royal Bank of Canada	$ 45,000,000.00
Barclays Bank PLC	$ 45,000,000.00
The Bank of Tokyo-Mitsubishi UFJ	$ 40,500,000.00
Compass Bank	$ 29,250,000.00
BMO Harris Bank, N.A.	$ 24,750,000.00
Goldman Sachs Bank USA	$ 24,750,000.00
Siemens Financial Services	$ 24,750,000.00

TOTAL:	$900,000,000.00

__________________________
1 These amounts are accurate as of the Third Amendment Date.